UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Reporting Period: 5/1/08 - 5/28/08

Operating Report/Period Beginning May 1, 2008 and Ending May 28, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

6/17/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 5/1/08 - 5/28/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	7-May	14-May	21-May	28-May	Period 12

Cash Receipts (inc Sales tax)
Cash Receipts	$19,718	$20,950	$17,271	$17,450	$75,389
Credit Card	12,639	15,115	11,739	11,650	51,143
	32,357	36,065	29,010	29,100	126,532
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	378	118	446	257	1,199
Total Cash Receipts	32,734	36,183	29,456	29,357	127,730

Operating Disbursements
A/P
Check	3,246	1,452	3,274	249	8,221
EFT	17,567	13,361	15,030	16,418	62,376
Change in Trade Terms	(2,592)	(1,600)	(210)	-	(4,402)

Payroll	9,637	9,360	10,474	7,435	36,906
Rent (Cash Occupancy)	5,478	-	-	-	5,478
Sales Tax	202	228	3,837	3,571	7,838
Other Operating	4	-	33	17	54
Total Operating Disbursements	33,542	22,801	32,438	27,690	116,471
Net Operating Cash Flows	(808)	13,382	(2,982)	1,667	11,259

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	187	452	322	800	1,761
Professional Fees, inc. Holdbacks	491	2	389	101	983
Closed Restaurant Costs			-	-	-
Deposits (Utility)	-	-	-	14	14
Other	-	-	-	-	-
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	678	454	711	915	2,758

Financing Payments
Interest Expense	3	33	51	-	87
Interest (Income)	(7)	(7)	(2)	(34)	(50)
DIP Fees / Other	-	-	-	-	-
Principal Payments	-	-	(175)	-	(175)
Total Financing Disbursements	(4)	26	(126)	(34)	(138)
Total Net Disbursements	34,217	23,281	33,023	28,571	119,092

Net Cash Receipts (Disbursements)	(1,483)	$12,902	$(3,567)	$786	$8,638

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO
Allocation %	20.41%	0.05%	0.00%	26.52%	0.39%	9.96%	0.08%
Total Disbursements	24,305	65	-	31,581	464	11,867	100

	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.00%	9.63%	0.00%	0.15%	27.22%	0.00%	3.44%
Total Disbursements	-	11,473	-	176	32,415	-	4,098

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	2.07%	0.02%	0.05%	0.00%	100.00%
Total Disbursements	-	2,460	19	65	5	119,092

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 5/1/08 - 5/28/08

BANK RECONCILIATIONS

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL
CASH ON HAND - DRAWER	29,800	-	-	507,629	-	208,940	-	26,600	-	-
TOTAL DEPOSITORY ACCOUNT	92,123	-	-	2,810,590	-	1,507,612	-	25,021	-	-
DEPOSITORY ACCOUNT	-	-	-	37,175	-	8,635	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	38,725	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	(2,082)	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	1,289,847	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	1,265,308	-	107,605	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	292,233	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	842,819	-	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	36,545	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	47,793	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	160,232	-	-	-	25,021	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	65,278	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	42,421	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	44,330	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	(595)	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	45,708	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	12,386	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	59,104	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	9,829	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	7,030	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	74,000,000	-	-	-	-	-	-	-	-	-
CASH	11,802,849	-	35,740	-	-	-	-	-	-	249,796
CASH - US BANK	9,533,240	-	35,740	-	-	-	-	-	-	-
CASH - US BANK - A/P	653,046	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	602,424	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,520,068	-	-	-	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	625	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,796
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	11,726	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(536,162)	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	(49,036)	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	49,036	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	17,883	-	-	-	-	-	-	-	-	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	85,924,772	-	35,740	3,318,219	-	1,716,552	-	51,621	-	249,796
RESTRICTED CASH	2,803,448	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,783,448	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	20,000	-	-	-	-	-	-	-	-	-
	2,803,448	-	-	-	-	-	-	-	-	-

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	50,125	-	-	555,168	-	-	-	-	1,378,262
TOTAL DEPOSITORY ACCOUNT	498,824	-	-	1,847,787	-	-	-	-	6,781,957
DEPOSITORY ACCOUNT	-	-	-	7,063	-	-	-	-	52,873
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	184,828	-	-	-	-	223,553
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	(2,082)
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	1,289,847
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	1,372,913
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	428,084	-	-	69,275	-	-	-	-	789,592
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	842,819
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-	-	-	36,545
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	47,793
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	185,253
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	65,278
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	42,421
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	44,330
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-	-	-	(595)
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	45,708
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	12,386
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	59,104
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	9,829
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	7,030
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	24,607	-	-	609,264	-	-	-	-	633,871
DEPOSITORY - US BANK - RYAN'S	14,484	-	-	101,781	-	-	-	-	116,265
DEPOSITORY - BB&T	-	-	-	109,747	-	-	-	-	109,747
DEPOSITORY - SUNTRUST	-	-	-	50,534	-	-	-	-	50,534
DEPOSITORY - WELLS FARGO - RYAN'S	6,209	-	-	28,784	-	-	-	-	34,993
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	60,031	-	-	-	-	60,031
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	245	-	-	-	-	245
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	199,451	-	-	-	-	199,451
DEPOSITORY - COMPASS	-	-	-	16,330	-	-	-	-	16,330
DEPOSITORY - AMSOUTH	-	-	-	132,697	-	-	-	-	132,697
DEPOSITORY - FIRST CITIZENS	-	-	-	55,247	-	-	-	-	55,247
DEPOSITORY - JPMORGAN CHASE	13,960	-	-	115,440	-	-	-	-	129,400
DEPOSITORY - M&T BANK	-	-	-	21,859	-	-	-	-	21,859
DEPOSITORY - NATIONAL CITY - IL	-	-	-	64,988	-	-	-	-	64,988
DEPOSITORY - FIRST MIDWEST	13,901	-	-	-	-	-	-	-	13,901
DEPOSITORY - FIFTH THIRD	(2,421)	-	-	-	-	-	-	-	(2,421)
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	20,221	-	-	-	-	20,221
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	1,107	74,001,107
CASH	2,053,319	-	-	-	-	-	-	-	14,141,704
CASH - US BANK	-	-	-	-	-	-	-	-	9,568,980
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	653,046
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	602,424
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	1,520,068
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-	-	-	625
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	249,796
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	11,726
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	(536,162)
CASH - WACHOVIA - PAYROLL	(4,693,870)	-	-	-	-	-	-	-	(4,742,906)
CASH - US BANK - RYAN'S PAYROLL	6,731,436	-	-	-	-	-	-	-	6,780,472
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	17,883
CASH - MET LIFE DENTAL PLAN	15,753	-	-	-	-	-	-	-	15,753
TOTAL CASH & CASH EQUIVALENTS	2,602,268	-	-	2,402,955	-	-	-	1,107	96,303,030
RESTRICTED CASH	-	-	-	-	-	-	-	-	2,803,448
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	2,783,448
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	20,000
	-	-	-	-	-	-	-	-	2,803,448

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 5/1/08 - 5/28/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Houlihan Loker Howard & Zukin Capital, Inc.		$ 142,953	Buffets, Inc	112719	5/6/08	$ 139,355	$ 3,598	$ 139,355	$ 3,598

Huntley Mullaney Spargo & Sullivan, LLC	1/22/08-1/31/08	3,226	Buffets, Inc	20491847	4/11/08	3,226
Huntley Mullaney Spargo & Sullivan, LLC	02/01/08-02/29/08	11,071	Buffets, Inc	20491847	4/11/08	10,000	1,071	13,226	1,071

JH Chapman Group LLC		36,021	Buffets, Inc	20495595	5/5/08	36,000	21
JH Chapman Group LLC	3/1/08-3/31/08	21,569	Buffets, Inc	20496875	5/21/08	16,000	5,569	52,000	5,590

Kroll Zolfo Cooper LLC		150,000	Buffets, Inc	110181	1/18/08	150,000
Kroll Zolfo Cooper LLC	1/22/08-2/29/08	525,097	Buffets, Inc	112323	4/21/08	479,948	45,149	629,948	45,149

Otterbourg, Steindler, Houston & Rosen, PC	1/29/08-2/29/08	533,712	Buffets, Inc	112689	4/29/08	523,059	10,653	523,059	10,653

Paul, Weiss, Rifkind, Wharton & Garrison LLP	11/1/07-12/31/07	750,000	Buffets, Inc	110192	1/18/08	750,000
Paul, Weiss, Rifkind, Wharton & Garrison LLP	1/22/08-2/29/08	83,295	Buffets, Inc	112890	5/20/08	82,660	635	832,660	635

Young Conaway Stargatt & Taylor, LLP	12/8/07-1/11/08	245,304	Buffets, Inc	110208	1/18/08	238,681	6,623
Young Conaway Stargatt & Taylor, LLP	1/21/2008	19,741	Buffets, Inc	110209	1/18/08		19,741
Young Conaway Stargatt & Taylor, LLP	3/1/08-3/31/08	306,083	Buffets, Inc	112892	5/20/08	278,457	27,626	1,164,006	81,539
Young Conaway Stargatt & Taylor, LLP	01/22/08-2/29/08	674,417	Buffets, Inc	112209	4/11/08	646,868	27,549

Total		$ 3,502,489				$ 3,354,254	$ 148,236	$ 3,354,254	$ 148,236

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: 5/1/08 - 5/28/08

Buffets Holdings Inc.

AP8YA008 - INCOME STATEMENT (ALL COMPANIES) - YTD
PERIOD: 12-08      ENDING: 5/28/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	38,554,409	-	-	541,953,294	-	224,568,103	-	-	24,688,498
TOTAL FOOD COST	-	14,079,629	-	-	198,415,016	-	79,911,352	-	-	556,219
TOTAL LABOR	-	11,420,792	-	-	162,739,232	-	58,864,234	-	-	5,965,734
OPERATING COSTS	66	5,002,287	404	-	76,895,652	4,154	26,580,682	8,115	-	3,159,675
OCCUPANCY COSTS	-	437,745	517,397	-	58,574,836	5,977,005	21,815,303	1,604,449	-	3,584,424

TOTAL DIR & O/C	66	5,440,032	517,801	-	135,470,488	5,981,159	48,395,985	1,612,564	-	6,744,099

TOTAL RESTAURANT COSTS	66	30,940,453	517,801	-	496,624,736	5,981,159	187,171,571	1,612,564	-	13,266,052

RESTAURANT PROFIT (LEVEL 4)	(66)	7,613,956	(517,801)	-	45,328,558	(5,981,159)	37,396,532	(1,612,564)	-	11,422,446

TOTAL G&A EXPENSE	(606,000)	32,775,986	541,249	-	13,556,929	68,564	-	-	-	1,191,295

MARKETING	-	36,276,375	5,822	-	484,018	4,017	-	-	-	-

TOTAL SG&A EXPENSE	(606,000)	69,052,361	547,071	-	14,040,947	72,581	-	-	-	1,191,295

CLOSED RESTAURANT COSTS	-	-	-	-	307,873	1,596,497	1,411,820	35,359	-	(17,405)
IMPAIRMENT COSTS	-	200,114,397	-	-	2,308,169	-	6,804,597	-	-	171,910,387
LOSS ON LITIGATION SETTLEMENT	-	130,826	-	-	-	-	-	-	-	-
MERGER/INTEGRATION COSTS	-	2,113,977	-	-	-	-	-	-	-	2,348,892
REORGANIZATION COSTS	-	8,373,943	650	325	7,818,419	6,500	425,545	691	-	579,955
BONUS - EBITDA PLAN	-	1,766,666	-	-	-	-	-	-	-	-

EARNINGS FROM OPERATIONS	605,934	(273,938,214)	(1,065,521)	(325)	20,853,150	(7,656,737)	28,754,570	(1,648,614)	-	(164,590,679)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	213,616	-	-	-	-	555,244	-	-	-
INTEREST INCOME	(81,515)	291,611	-	-	-	-	-	-	-	1,584
INTEREST EXPENSE	81,515	(83,879,114)	-	-	-	-	-	-	-	(37,815)
OTHER INCOME (EXPENSE)	(606,000)	684,894	-	-	-	-	-	-	-	18,400
LOSS RELATED TO REFINANCING	-	(1,950,528)	-	-	-	-	-	-	-	-
NET WORTH TAX	-	(370,111)	-	-	-	-	-	-	-	-
INTERCOMPANY	(3)	86,994,699	610,419	-	(57,601,085)	4,012,374	(16,326,066)	1,067,699	-	(12,298,276)

TOTAL OTHER INCOME (EXPENSE)	(606,003)	1,985,068	610,419	-	(57,601,085)	4,012,374	(15,770,822)	1,067,699	-	(12,316,107)

EARNINGS BEFORE TAX	(69)	(271,953,146)	(455,102)	(325)	(36,747,936)	(3,644,363)	12,983,748	(580,915)	-	(176,906,786)

INCOME TAXES	-	2,362,080	-	-	-	-	-	-	-	-

NET EARNINGS (LOSS)	(69)	(274,315,226)	(455,102)	(325)	(36,747,936)	(3,644,363)	12,983,748	(580,915)	-	(176,906,786)

Total Expense Net	(1,211,934)	401,054,456	1,065,521	325	521,100,144	7,656,737	195,813,533	1,648,614	-	189,316,991
Expense, gross	-	401,054,456	1,065,521	325	521,100,144	7,656,737	195,813,533	1,648,614	-	189,316,991
Expense Allocation (1)	0.00%	20.41%	0.05%	0.00%	26.52%	0.39%	9.96%	0.08%	0.00%	9.63%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	577,611,121	-	-	-	31,946,295	-	-	-	1,439,321,719
TOTAL FOOD COST	-	-	206,769,107	-	-	-	10,712,408	-	(9,572,250)	-	500,871,482
TOTAL LABOR	-	2,385,242	122,630,524	(5,245)	57,583,555	-	11,344,840	-	-	-	432,928,906
OPERATING COSTS	-	(1,191)	81,203,948	310	5,258	-	4,708,377	-	(1,021,030)	-	196,546,708
OCCUPANCY COSTS	-	-	85,843,702	-	-	-	3,117,623	303,913	-	-	181,776,398

TOTAL DIR & O/C	-	(1,191)	167,047,650	310	5,258	-	7,826,000	303,914	(1,021,030)	-	378,323,105

TOTAL RESTAURANT COSTS	-	2,384,051	496,447,281	(4,935)	57,588,813	-	29,883,248	303,914	(10,593,280)	-	1,312,123,493

RESTAURANT PROFIT (LEVEL 4)	-	(2,384,051)	81,163,840	4,935	(57,588,813)	-	2,063,047	(303,914)	10,593,280	-	127,198,226

TOTAL G&A EXPENSE	-	492,411	2,900,670	-	9,691,232	-	2,042,687	4,899	1,070,972	88,602	63,819,495

MARKETING	-	-	-	-	-	-	-	-	-	-	36,770,231

TOTAL SG&A EXPENSE	-	492,411	2,900,670	-	9,691,232	-	2,042,687	4,899	1,070,972	88,602	100,589,727

CLOSED RESTAURANT COSTS	-	27,178	1,150,027	-	322,527	-	-	-	-	-	4,833,875
IMPAIRMENT COSTS	-	-	10,764,945	-	-	-	8,490,417	-	-	-	400,392,913
LOSS ON LITIGATION SETTLEMENT	-	-	-	-	-	-	-	-	-	-	130,826
MERGER/INTEGRATION COSTS	-	-	-	-	-	-	-	-	-	-	4,462,870
REORGANIZATION COSTS	325	4,875	23,600,243	325	13,000	325	90,646	325	325	325	40,916,742
BONUS - EBITDA PLAN	-	-	-	-	-	-	-	-	-	-	1,766,666

EARNINGS FROM OPERATIONS	(325)	(2,908,515)	42,747,955	4,610	(67,615,572)	(325)	(8,560,703)	(309,137)	9,521,983	(88,927)	(425,895,392)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	768,861
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	211,681
INTEREST EXPENSE	-	-	-	-	-	-	(81,515)	-	-	-	(83,916,929)
OTHER INCOME (EXPENSE)	-	-	20,394	-	-	-	-	-	-	-	117,688
LOSS RELATED TO REFINANCING	-	-	-	-	-	-	-	-	-	-	(1,950,528)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(370,111)
INTERCOMPANY	-	-	(22,947,573)	-	-	-	(160,243)	122,139	16,531,090	(5,174)	-

TOTAL OTHER INCOME (EXPENSE)	-	-	(22,927,179)	-	-	-	(241,758)	122,139	16,531,090	(5,174)	(85,139,339)

EARNINGS BEFORE TAX	(325)	(2,908,515)	19,820,776	4,610	(67,615,572)	(325)	(8,802,461)	(186,998)	26,053,074	(94,101)	(511,034,731)

INCOME TAXES	-	-	-	-	-	-	433	-	-	-	2,362,512

NET EARNINGS (LOSS)	(325)	(2,908,515)	19,820,776	4,610	(67,615,572)	(325)	(8,802,894)	(186,998)	26,053,074	(94,101)	(513,397,244)

Total Expense Net	325	2,908,515	534,863,166	(4,610)	67,615,572	325	40,588,946	309,137	1,071,297	88,927	1,953,817,192
Expense, gross	325	2,908,515	534,863,166	-	67,615,572	325	40,588,946	309,137	1,071,297	88,927	1,965,102,532
Expense Allocation (1)	0.00%	0.15%	27.22%	0.00%	3.44%	0.00%	2.07%	0.02%	0.05%	0.00%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: As of 5/28/08

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)
PERIOD: 12-08        ENDING: 5/28/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	29,800	-	-	507,629	-	208,940	-	-	50,125	-
TOTAL DEPOSITORY ACCOUNT	-	92,123	-	-	2,810,590	-	1,507,612	-	-	498,824	-
TEMPORARY INVESTMENTS	-	74,000,000	-	-	-	-	-	-	-	-	-
CASH	-	11,802,849	-	35,740	-	-	-	-	-	2,053,319	-
TOTAL CASH & CASH EQUIVALENTS	-	85,924,772	-	35,740	3,318,219	-	1,716,552	-	-	2,602,268	-

RECEIVABLES - LANDLORD	-	-	-	-	15,714	-	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	28,613	-	-	455,756	-	628,510	-	-	20,490	-
INTERCOMPANY	(69)	(24,299,817)	(648,239)	(6,189,186)	(16,773,240)	(3,904,885)	21,054,364	(548,608)	-	(46,864,961)	(325)
TOTAL REBATES RECEIVABLE	-	306,003	-	-	(250)	-	-	-	-	1,836,902	-
ACCOUNTS RECEIVABLE	-	529,239	-	-	127,911	-	40,718	-	-	31,241	-
DUE TO/FROM AFFILIATE	-	83,620	-	(395,988)	-	-	-	-	-	-	-
TOTAL RECEIVABLES	(69)	(23,352,342)	(648,239)	(6,585,174)	(16,174,109)	(3,904,885)	21,723,592	(548,608)	-	(44,976,328)	(325)

INVENTORY	-	876,344	-	-	12,107,838	-	4,114,217	-	-	484,051	-

TOTAL INVENTORIES	-	876,344	-	-	12,107,838	-	4,114,217	-	-	484,051	-

RESTRICTED CASH	-	2,803,448	-	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	29,979	-	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	923,158	-	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	6,735,461	-	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	6,298	-	-	7,264	-	-	-	-	137	-
PREPAID INSURANCE	-	1,352,436	-	-	-	-	-	-	-	-	-
PREPAID RENT	-	206,503	-	-	204,190	-	75,625	-	-	(10,335)	-
PREPAID OTHER	-	1,467,021	-	-	675,873	-	75,361	-	-	(1,716)	-
PREPAID ADVERTISING	-	8,957,670	-	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	11,910	-	-	59,913	-	6,394	-	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	9,258	-
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	19,690,435	-	-	947,239	-	157,380	-	-	(2,657)	-

ASSETS HELD FOR SALE	-	-	-	-	647,500	-	-	-	-	-	-

DEFERRED INCOME TAXES - CURRENT	-	14,370,000	-	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	(14,370,000)	-	-	-	-	-	-	-	-	-

TOTAL CURRENT ASSETS	(69)	85,942,657	(648,239)	(6,549,434)	846,688	(3,904,885)	27,711,740	(548,608)	-	(41,892,665)	(325)

CABINET DIVISION INVENTORY	-	-	-	-	5,184,400	-	-	-	-	-	-
CORPORATE INVENTORY	-	135,921	-	-	582,832	-	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	-	-	-	-	-	-	-	(927,679)	-
LAND	-	-	-	-	17,000	-	-	-	-	500,000	-
BUILDING	-	212,644	-	-	1,119,179	-	-	-	-	1,389,055	-
ACCUMULATED DEPRECIATION - BUILDING	-	(13,129)	-	-	(216,072)	-	-	-	-	(220,204)	-
LEASEHOLD IMPROVEMENTS	-	254,877	4,752	-	109,571,108	(359)	27,886,392	-	-	1,898,996	-
ACCUMULATED AMORTIZATION	-	(61,243)	(132)	-	(66,167,235)	(8)	(20,133,535)	-	-	(161,228)	-
EQUIPMENT	-	21,643,989	5,804,045	-	64,213,974	39,314,585	19,219,605	10,457,408	-	3,416,494	-
ACCUMULATED DEPRECIATION - EQUIPMENT	-	(19,427,675)	(2,471,691)	-	(55,931,033)	(13,544,398)	(17,567,474)	(4,173,861)	-	(860,572)	-
AUTOMOBILE	-	20,524	-	-	170,732	-	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	-	-	(61,350)	-	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	1,112,500	-
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-	-
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	2,765,907	3,336,974	-	58,483,535	25,769,820	9,404,988	6,283,547	-	6,147,361	-

GOODWILL	-	94,643,627	-	-	-	-	3,218,218	-	-	22,504,337	-
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	18,133,818	-
TOTAL GOODWILL	-	94,643,627	-	-	-	-	3,218,218	-	-	40,638,154	-

DEFERRED INCOME TAXES - NON-CURRENT	-	17,272,574	-	14,280,000	-	-	-	-	-	-	-
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	(17,272,574)	-	(14,280,000)	-	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	878,527	-	-	-	-	57,856	-
RECIPES	-	-	-	-	-	-	-	-	-	2,177,684	-
TRADEMARK	-	-	-	-	-	-	-	-	-	56,600,000	-
TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	878,527	-	-	-	-	58,835,540	-

PREPAID RENT DEPOSITS	-	246	-	-	16,900	-	4,500	-	-	-	-
DEPOSITS	-	236,044	-	37,585	1,387,807	-	531,067	-	-	219,444	-
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302	-
TOTAL DEBT ISSUANCE COSTS	-	39,272,249	-	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	(9,008,920)	-	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	15,434	-
TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	459,734,591	-	37,585	1,404,708	-	2,540,506	-	(462,780,302)	463,015,180	-
TOTAL ASSETS	(431,239,981)	643,086,783	2,688,735	(6,511,849)	61,613,458	21,864,935	42,875,452	5,734,938	(462,780,302)	526,743,570	(325)
	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	555,168	-	-	-	26,600	-	-	-	1,378,262
TOTAL DEPOSITORY ACCOUNT	-	1,847,787	-	-	-	25,021	-	-	-	6,781,957
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	1,107	-	74,001,107
CASH	-	-	-	-	-	-	-	-	249,796	14,141,704
TOTAL CASH & CASH EQUIVALENTS	-	2,402,955	-	-	-	51,621	-	1,107	249,796	96,303,030

RECEIVABLES - LANDLORD	-	-	-	-	-	-	-	-	-	15,714
CREDIT CARD RECEIVABLES	-	452,662	-	-	-	102,624	-	-	-	1,688,656
INTERCOMPANY	(3,429,246)	124,518,078	12,708	(68,244,526)	(325)	(572,583)	37,536	25,947,224	(93,898)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	2,662,653	-	4,805,308
ACCOUNTS RECEIVABLE	-	188,692	-	-	-	44,939	-	-	-	962,740
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	(312,368)
TOTAL RECEIVABLES	(3,429,246)	125,159,433	12,708	(68,244,526)	(325)	(425,021)	37,536	28,609,877	(93,898)	7,160,050

INVENTORY	-	12,063,251	-	-	-	769,107	-	-	-	30,414,809

TOTAL INVENTORIES	-	12,063,251	-	-	-	769,107	-	-	-	30,414,809

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,803,448

EMPLOYEE ADVANCES	-	-	-	-	-	(583)	-	-	-	29,396
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	15,000	-	-	-	938,158
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	6,735,461
PREPAID CAR LEASES	-	1,703	-	50	-	62	-	-	-	15,513
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	1,352,436
PREPAID RENT	-	301,309	-	-	-	11,193	-	-	-	788,484
PREPAID OTHER		224,741	-	-	-	415,239	-	4,742	-	2,861,260
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	8,957,670
PREPAID RENT ESCROW	-	621	-	-	-	1,629	-	-	-	80,467
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	9,258
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	528,373	-	50	-	442,541	-	4,742	-	21,768,104

ASSETS HELD FOR SALE	-	3,146,850	-	-	-	-	-	-	-	3,794,350

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	14,370,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	(14,370,000)
TOTAL CURRENT ASSETS	(3,429,246)	143,300,862	12,708	(68,244,476)	(325)	838,248	37,536	28,615,726	155,899	162,243,790

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	5,184,400
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	718,753
PROCEEDS OF SALE CLEARING ACCOUNT	-	927,679	-	-	-	-	-	-	-	-
LAND	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	2,711,335	-	-	-	-	-	-	-	5,432,213
ACCUMULATED DEPRECIATION - BUILDING	-	(369,168)	-	-	-	-	-	-	-	(818,574)
LEASEHOLD IMPROVEMENTS	-	15,446,898	-	-	-	12,923,151	3,510	-	-	167,989,325
ACCUMULATED AMORTIZATION	-	(1,509,130)	-	-	-	(5,322,154)	-	-	-	(93,354,665)
EQUIPMENT	-	54,797,491	(7,783)	-	-	5,104,447	1,395,881	93,021	-	225,453,157
ACCUMULATED DEPRECIATION - EQUIPMENT	-	(15,603,317)	-	-	-	(4,098,164)	(316,097)	(84,903)	-	(134,079,186)
AUTOMOBILE	-	7,918	-	-	-	-	-	-	-	199,173
ACCUMULATED DEPRECIATION - AUTO	-	(2,390)	-	-	-	-	-	-	-	(63,740)
ASSETS TO BE SOLD - PP&E	-	14,901,894	-	-	-	-	-	-	-	16,014,394
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	(20,807)	-	-	-	-	-	-	-	(20,807)
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	80,070,237	(7,783)	-	-	8,607,279	1,083,294	8,118	-	201,953,278

GOODWILL	-	-	-	-	-	-	-	-	-	120,366,181
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	138,499,999

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	31,552,574
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	(31,552,574)

LIQUOR LICENSES	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	629,896	-	-	-	-	-	-	-	1,566,279
RECIPES	-	-	-	-	-	-	-	-	-	2,177,684
TRADEMARK	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	629,896	-	-	-	343,681	-	-	-	60,687,644

PREPAID RENT DEPOSITS	-	353,072	-	-	-	8,268	-	-	-	382,986
DEPOSITS	-	3,873,333	-	-	-	17,403	-	-	-	6,302,683
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	(9,008,920)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	15,434
TOTAL OTHER NONCURRENT ASSETS	-	4,226,405	-	-	-	25,671	-	-	-	36,964,432

TOTAL ASSETS	(3,429,246)	228,227,400	4,925	(68,244,476)	(325)	9,814,880	1,120,830	28,623,844	155,899	600,349,143

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: As of 5/28/08

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)
PERIOD: 12-08              ENDING: 5/28/2008

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	25,967,107	-	-	-	-	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	39,051,854	-	-	-	-	-	-	-	-
COD CLEARING	-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	146,990	-	-	2,826,493	-	840,585	-	-	468,542
MISC. ACCRUALS - CORP LEVEL	-	932,839	-	-	(317,342)	-	-	-	-	4,497,098

TOTAL ACCOUNTS PAYABLE	-	66,098,790	-	-	2,509,151	-	840,585	-	-	4,965,640

ACCRUED 401(k)	-	655,550	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	674,496	-	-	4,532,095	-	1,744,363	-	-	107,580
ACCRUED BONUS	-	2,023,811	-	-	-	-	531,948	-	-	530,208
ACCRUED PAYROLL TAXES	-	259,375	-	-	1,530,464	-	500,464	-	-	35,069
ACCRUED VACATION	-	6,031,509	-	-	-	-	-	-	-	1,305,889

TOTAL ACCRUED COMPENSATION	-	9,644,741	-	-	6,062,559	-	2,776,775	-	-	1,978,747

ACCRUED INSURANCE - AUTO	-	18,285	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	9,701,646	-	-	-	-	-	-	-	5,108,704
ACCRUED INSURANCE - OTHER	-	3,019,154	-	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	12,739,084	-	-	-	-	-	-	-	5,108,704

ACCRUED PERCENTAGE RENT	-	(6,553)	-	-	517,267	-	441,493	-	-	-
ACCRUED INTEREST - SHORT TERM	-	27,316,714	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	(39,769)	-	-	2,293,693	-	153,546	-	-	652,007
ACCRUED POSTAGE	-	(25)	-	-	1,703	-	-	-	-	-
ACCRUED ADVERTISING	-	622,829	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	10,723,354	-	-	2,082,729	-	730,882	-	-	1,989,978
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	152,017

TOTAL OTHER ACCRUED LIABILITIES	-	38,616,551	-	-	4,895,392	-	1,325,921	-	-	2,794,002

GIFT CERTIFICATES/GIFT CARDS	-	4,611,900	-	-	(334,974)	-	(1,676,668)	-	-	253,997
CASH RECEIPTS SUSPENSE	-	300,419	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE	-	13,821,995	-	-	82,678	-	13,723	-	-	8,178,266
LEASE REJECTION CLAIMS RESERVE	-	-	-	-	5,286,158	-	551,064	-	-	821,369
SALES/USE TAX PAYABLE	-	228,177	4,382	-	2,415,819	28,494	1,415,668	7,285	-	50,252
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	740,856	-	-	-	-	-

TOTAL ACCRUED LIABILITIES	-	79,962,868	4,382	-	19,148,488	28,494	4,406,483	7,285	-	19,185,338

INCOME TAXES PAYABLE	-	(989,206)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	346,000	-	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	(643,206)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	82,753,541	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	5,913,580	-	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	295,685,572	4,382	-	21,657,639	28,494	5,247,068	7,285	-	24,150,978

NOTES PAYABLE TO PARENT	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	300,000,000	-	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	2,654,766	-	-	15,055,276	-	8,891,679	-	-	695,435

DEFERRED INCOME TAX	-	26,872,869	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	27,622,276	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	22,022	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	2,610,060	-	-	733,787	-	2,720,509	-	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	2,635,987	-	-	763,787	-	2,720,509	-	-	-

TOTAL NON-CURRENT LIABILITIES	(149,800,000)	878,513,899	-	-	15,819,063	-	11,612,188	-	-	150,495,435

TOTAL LIABILITIES	(149,800,000)	1,174,199,471	4,382	-	37,476,702	28,494	16,859,256	7,285	-	174,646,413

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	(1)	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(135,461)	(425,310,928)	(499,458)	(62,623,692)	(151,615,826)	(2,718,332)	239,823,045	(872,584)	(180,522,579)	175,832,542
LEVEL 8 PROFIT/LOSS	(69)	(274,315,226)	(455,102)	(325)	(36,747,936)	(3,644,363)	12,983,748	(580,915)	-	(176,906,786)

RETAINED EARNINGS	(135,530)	(699,626,154)	(954,561)	(163,788,818)	(188,363,761)	(6,362,695)	252,806,793	(1,453,499)	29,477,421	(1,074,244)

TOTAL SHAREHOLDERS' EQUITY	(281,439,981)	(531,112,688)	2,684,353	(6,511,849)	24,136,756	21,836,441	26,016,195	5,727,654	(462,780,302)	352,097,157

TOTAL LIABILITIES & S/E	(431,239,981)	643,086,783	2,688,735	(6,511,849)	61,613,458	21,864,935	42,875,452	5,734,938	(462,780,302)	526,743,570

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	-	-	-	-	-	-	-	-	25,967,107
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	39,051,854
COD CLEARING	-	-	-	-	-	-	-	-	-	-	(0)
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	3,743,021	-	-	-	104,410	-	-	-	8,130,041
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,112,595

TOTAL ACCOUNTS PAYABLE	-	-	3,743,021	-	-	-	104,410	-	-	-	78,261,597

ACCRUED 401(k)	-	-	(44,466)	-	-	-	-	-	-	-	611,084
ACCRUED PAYROLL	-	55,038	3,438,239	-	1,297,176	-	377,086	-	20,504	-	12,246,577
ACCRUED BONUS	-	-	-	-	-	-	1,961	-	-	-	3,087,928
ACCRUED PAYROLL TAXES	-	21,199	1,204,156	-	519,609	-	34,707	-	9,988	-	4,115,031
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	7,337,398

TOTAL ACCRUED COMPENSATION	-	76,237	4,597,928	-	1,816,785	-	413,754	-	30,491	-	27,398,018

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	18,285
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	14,810,350
ACCRUED INSURANCE - OTHER	-	-	1,173,205	-	-	-	-	-	-	-	4,192,358

TOTAL ACCRUED INSURANCE	-	-	1,173,205	-	-	-	-	-	-	-	19,020,993

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	952,207
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	27,316,714
ACCRUED PROPERTY TAXES	-	-	4,901,938	-	-	-	(25,130)	-	-	-	7,936,286
ACCRUED POSTAGE	-	-	(74)	-	-	-	-	-	-	-	1,604
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	622,829
ACCRUED LIABILITIES - OTHER	-	-	1,416,487	-	86	-	136,115	-	-	-	17,079,631
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	152,017

TOTAL OTHER ACCRUED LIABILITIES	-	-	6,318,351	-	86	-	110,985	-	-	-	54,061,288

GIFT CERTIFICATES/GIFT CARDS	-	-	970,731	-	-	-	1,053,177	-	-	-	4,878,163
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	300,419
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	22,096,663
LEASE REJECTION CLAIMS RESERVE	-	-	18,446,855	-	-	-	-	-	-	-	25,105,446
SALES/USE TAX PAYABLE	-	-	3,377,228	-	(151)	-	190,150	1,914	-	-	7,719,219
ACCRUED RESTAURANT CLOSING COSTS	-	-	612,188	-	-	-	-	-	-	-	1,353,045

TOTAL ACCRUED LIABILITIES	-	76,237	35,496,486	-	1,816,720	-	1,768,066	1,914	30,491	-	161,933,252

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(989,206)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	346,000

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(643,206)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	82,753,541
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	5,913,580

TOTAL CURRENT LIABILITIES	-	76,237	39,239,507	-	1,816,720	-	1,872,476	1,914	30,491	-	389,818,765

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	16,315,659	-	-	-	1,085,731	-	-	-	44,698,546

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	26,872,869
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	27,622,276

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	22,022
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	6,064,356

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	6,120,283

TOTAL NON-CURRENT LIABILITIES	-	-	16,315,659	-	-	-	1,085,731	-	-	-	924,041,974

TOTAL LIABILITIES	-	76,237	55,555,166	-	1,816,720	-	2,958,208	1,914	30,491	-	1,313,860,739

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	31,045
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	81,601

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	14,552	-	-	-	-	-	-	-	14,552

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(75)	(2,671,774)	32,898,703	-	(41,773,259)	-	5,303,582	(101,490)	315,969,856	(59,020)	(99,076,749)
LEVEL 8 PROFIT/LOSS	(325)	(2,908,515)	19,820,776	4,610	(67,615,572)	(325)	(8,802,894)	(186,998)	26,053,074	(94,101)	(513,397,244)

RETAINED EARNINGS	(400)	(5,580,289)	(157,280,521)	4,610	(109,388,831)	(325)	(3,499,312)	(288,489)	342,022,930	(153,121)	(713,638,794)

TOTAL SHAREHOLDERS' EQUITY	(325)	(3,505,483)	172,672,234	4,925	(70,061,197)	(325)	6,856,672	1,118,916	28,593,352	155,899	(713,511,597)

TOTAL LIABILITIES & S/E	(325)	(3,429,246)	228,227,400	4,925	(68,244,476)	(325)	9,814,880	1,120,830	28,623,844	155,899	600,349,143

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	5/1/08 - 5/28/08

STATUS OF POSTPETITION TAXES

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through May 28, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	39,052
Accrued Compensation	27,398
Accrued Worker's Compensation	22,097
Accrued Sales, Use and Property Taxes	15,656
Accrued Insurance	19,021
Accrued Interest	27,317
Accrued Litigation Reserve	9,558
Unearned revenue (gift cards/certificates)	4,878
Accrued Legal and Consulting Fees	3,304
Closed Restaurant Reserve	1,353
Accrued Percentage Rent	952
Lease Rejection Claims Reserve	25,105
Accrued Other	18,537
Income Taxes Payable	346
Total Debts	214,574

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	5/1/08 - 5/28/08

Accounts Receivable Aging	Amount
0 - 30 days old	6,843,399
31 - 60 days old	289,366
61 - 90 days old	-
91+ days old	339,654
Total Accounts Receivable	7,472,419
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	7,472,419

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X